April 26, 2018

THE DREYFUS/LAUREL FUNDS, INC.
-Dreyfus Opportunistic Fixed Income Fund

Supplement to Current Summary Prospectus and Prospectus

Effective May 1, 2018 (the "Effective Date"), the fund's name will change to:

Dreyfus Unconstrained Bond Fund

As of the Effective Date, the following will replace the second paragraph in the section entitled "Fund Summary—Principal Investment Strategy" in the prospectus and "Principal Investment Strategy" in the summary prospectus:

The fund is managed using a blend of macro-economic, quantitative and fundamental analysis.  Through security selection across fixed-income asset classes and sectors, countries and currencies, the portfolio managers seek to construct a portfolio that will produce absolute returns with low correlation with, and less volatility than, major markets over the long term.  The portfolio managers have significant flexibility in how they position the portfolio to implement the fund’s investment approach and are not bound by benchmark specific guidelines.  Security selection is generally guided by internally generated fundamental analysis that looks to identify individual securities with high risk-adjusted potential for absolute returns based on relative value, credit upgrade probability and other metrics.  Securities may be sold based on the changing macro environment or a change in the securities' fundamentals.

As of the Effective Date, the following will replace the eighth paragraph in the section entitled "Fund Summary—Goal and Approach" in the prospectus:

The fund is managed using a blend of macro-economic, quantitative and fundamental analysis. Through security selection across fixed-income asset classes and sectors, countries and currencies, the portfolio managers seek to construct a portfolio that will produce absolute returns with low correlation with, and less volatility than, major markets over the long term.  The fund is not managed to a benchmark index.  Rather than managing to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.  The portfolio managers have significant flexibility in how they position the portfolio to implement the fund’s investment approach and are not bound by benchmark specific guidelines.  Security selection is generally guided by internally generated fundamental analysis that looks to identify individual securities with high risk-adjusted potential for absolute returns based on relative value, credit upgrade probability and other metrics.  Securities may be sold based on the changing macro environment or a change in the securities' fundamentals.